SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 30, 2009

310 HOLDINGS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-52444	20-4924000
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

500 Technology Square
Cambridge, Massachusetts 02139
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

289-668-7222
 (ISSUER TELEPHONE NUMBER)

4536 Portage Road, Niagara Falls
 Ontario, Canada L2E 6A8
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Gregg E. Jaclin, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

As  more fully described in Item 2.01 of this Form 8-K, on September 30, 2009, 310 Holdings, Inc. (the “Company”) entered into a Unit Purchase and Exchange Agreement (the “Agreement”) with Pak-It, LLC a Florida limited liability company (“Pak-It”) and the Pak-It, LLC unitholders (the “Pak-It Unitholders”) whereby Pak-It  became a wholly owned subsidiary of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 30, 2009, 310 Holdings, Inc. (the “Company”) entered into a Unit Purchase and Exchange Agreement (the “Agreement”) with Pak-It, LLC, a Florida limited liability company (“Pak-It”) and the Pak-It, LLC unitholders (the “Pak-It Unitholders”).

Pursuant to the Agreement, the Company acquired 100% of the issued and outstanding membership units and all of the assets of Pak-It including Pak-It’s wholly owned subsidiary Dickler Chemical Laboratories, Inc., in exchange for the issuance of 625,000 shares of the Company’s common stock and the issuance of two secured promissory notes. Pursuant to a loan agreement (the “Loan Agreement”), the Company issued a secured promissory note to a trustee in the amount of One Million Two Hundred Thousand Dollars ($1,200,000) which is due on December 29, 2009 with a 10% interest rate (the “Note”). In addition, the Company has assumed and will satisfy certain liabilities of Pak-It by issuing a note in the amount of Two Million Six Hundred Sixty Five Thousand Dollars ($2,665,000) due on December 29, 2009 with a 10% interest rate (the “Liability Note”) collectively the Note and Liability Note are referred to as the “Notes”.

The Company’s Chief Executive Officer, John Bordynuik and the Company have entered into a Pledge Escrow Agreement (the “Pledge”), whereby Mr. Bordynuik has pledged 10,000,000 shares of his holdings in the Company’s common stock and the Company has pledged 100% of the issued and outstanding membership units of Pak-It, LLC as collateral for the Notes.  In addition, the Notes are secured by security agreements (the “Security Agreements”) against (i) the accounts, general intangibles and contract rights; (ii) the inventory; and (iii) the equipment of Pak-It.

Overview of Pak-It’s Business

Pak-It was formed in 2007 to acquire all of the outstanding stock of Dickler Chemical Laboratories, Inc. (“DCL”).   DCL was formed in 1968 to manufacture and sell industrial cleaning chemicals regionally (the Philadelphia ‘tri-state” area). For about 10 years prior to the acquisition the company had consistently recorded revenues in the $5 million to $6 million range with profits in the $200,000+ range.  Pak-It purchased DCL stock in October 2007 and on January 1, 2008 merged the DCL Pennsylvania Corporation into a newly formed Florida corporation of the same name.  The company now does business as Pak-It™, DCL Solutions, and Vanguard with its administrative and selling office at 221 Turner Street Clearwater, Fl, and the DCL factory leased at 4201 Torresdale Avenue Philadelphia, PA.  The DCL factory is situated on about 1.5 acres of land and has nearly 60,000 of of manufacturing space under roof.

Using the patented Pak-It™ delivery system (liquid cleaner in a water soluble sachet) the company delivers glass cleaner, disinfectant, multi-purpose, and many more cleaning products (42 products currently) shipped in tiny packages of condensed cleaner (inside a ‘dry’ 1 quart container).  This delivery method is “green” since it’s fully biodegradable and saves thousands of dollars in shipping. The user simply adds water to the container without measuring or cutting the Pak-It™.  Large retailers (like Home Depot and Office Depot) and many national Building Service Contractors already using the product have documented significant cost savings from shipping, training, inventory control and space.

Pak-It also produces private label liquid cleaning supplies for a variety of well known companies, including a retail marine supply company and an international company that sells Pak-It’s with its pressure washers.

In June 2009 Pak-It hired a full-time industry seasoned marketing executive who has created a plan known as “50 in 5”.  The company is presently implementing the plan to achieve annual sales of $50 million within 5 years.

Pak-It provides an innovative, technological approach to chemicals, both in terms of portion control solutions and product breadth that constantly seeks to improve quality and consistency.  Pak-it also provides an operational focus on logistics that offers individual “kits” designed to meet specific cleaning requirements, delivered directly to each location, while remaining flexible toward meeting other customer needs

Pak-It Mission

•	Grow sales revenues to $50 million over next five years
•	Continue to expand chemicals offered as PAK-IT
•	Initial focus on National Retailers and BSCs
•	Grow relationships with existing accounts
–	Better understand their requirements,
–	Use insights to expand into other national markets.

•	Expand affiliation with the “green movement”
•	Establish PAK-IT as a private-label brand
–	Sell directly to consumers

•	PAK-IT offers a two-prong solution
–	Chemicals with a unique dilution control approach
–	A comprehensive logistics delivery system

•	Together they
·	Fix costs
·	Reduce spending
·	Job site portion control
·	Saves space
·	Managed inventory
·	Reduced shrinkage
·	No trips to portion control devices

The Pak-It product is also considered a “green” product for the following reasons:
•	Environmental Protection Agency (EPA) approved chemicals
•	Meets GS-37 requirements for dispensing
•	Safer for employees
–	No exposure to harsh chemicals
•	Environmental source reduction
–	No packaging for land-fills

Pak- It Benefits

•	No Waste — Premeasured One Packs™, Water Flakes®, and Quik Tank make perfect solutions without over-mixing.
•	Save Money — Pay for cleaning strength, not water or expensive dilution-control equipment.
•	Easy Training — No special instructions, just add one color-coded packet to water and that’s it.
•	Less Storage — Store concentrated packs, not gallon containers or drums.
•	Inventory Control — Packets are easily counted for inventory and budgeting.
•	No Special Equipment — Eliminate complicated, trouble-prone dispensing machines.
•	Mix-and-Match Systems — Build your own systems for unique cleaning applications and facility requirements.
•	Color Coding — Makes proper identification and staff training easier.

Pak-It provides clients:

·	An innovative, exciting cleaning solution.
·	Fixed costs and reduced spending.
·	Works with the current cleaning system:
·	Current staff and contractors can seamlessly implement
·	The new solution is easy to train and implement
·	Provides better cleaning results
·	Staff is happy with process/results

Competitors

Pak-It faces numerous competitors in every product category.

•	Cleaning chemicals – 326 companies
•	Carpet cleaning chemicals – 261 companies
•	Floor finishes – 198 companies
•	Disinfectants – 228 companies
•	Laundry chemicals – 195 companies
•	Pressure washing chemicals – 148 companies
•	Chemical Dispensing Systems – 103 companies

The combination of Pak-It and the Company will assure that the Company will continue to focus on strong internal growth.  For instance, the Company has relationships with buyers from NASA and other government agencies that will facilitate Pak-It products being tested and hopefully purchased by these large institutions.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement, on September 30, 2009, we issued 625,000 shares of our Common Stock to the Pak-It Unitholders in exchange for 100% of the units of Pak-It.

Such securities were not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 9.01Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The financial statements of Pak-It, LLC will be filed within 71 days of this filing.

(b)	PRO FORMA FINANCIAL INFORMATION.

N/A

(d)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.1	Unit Purchase Agreement by and among 310 Holdings, Inc., Pak-It, LLC and the Pak-It, LLC Unitholders
10.2	Loan Agreement
10.3	Pledge Escrow Agreement
10.4	Security Agreement Inventory
10.5	Security Agreement Equipment
10.6	Security Agreement Accounts, General Intangibles, Contract Rights
10.7	$1,200,000 Note
10.8	$2,665,000 Liability Note
99.1	Press Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

310 Holdings, Inc.
October 1, 2009	By:	/s/ John Bordynuik
John Bordynuik
Title: Chief Executive Officer